                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                 FORM 8-K (A)



                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of report            (Date of earliest event reported)
         September 9, 1996                (June 28, 1996)


                        CSG SYSTEMS INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)


         DELAWARE                    0-27512                   47-0783182
   (State or other jurisdiction     (Commission             (IRS Employer
    of incorporation)                File Number           Identification No.)



            5251 DTC Parkway, Suite 625, Englewood, Colorado 80111
            (Address of principal executive offices)    (Zip Code)



      Registrant's telephone number, including area code:  (303) 796-2850

                        CSG SYSTEMS INTERNATIONAL, INC.
                                 FORM 8-K (A)


CSG Systems International, Inc. (the Company) hereby amends Item 7 of its Form 8-K filed on July 10, 1996 to report an event occurring on June 28, 1996 to include the following:

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial statements of businesses acquired

         The following financial statements of Bytel Limited are filed with this report:
                                                                          Page
                                                                          ----
           Auditors' Report                                                5

           Profit and Loss Account for the year ended 30 April 1996        6

           Balance Sheet as at 30 April 1996                               7

           Cash Flow Statement for the year ended 30 April 1996            8

           Notes to the Financial Statements for the year
             ended 30 April 1996                                          9-13

(b)      Pro forma financial information

         The following unaudited pro forma combined financial statements are filed with this report:

           Pro Forma Combined Statement of Operations:

               Year ended December 31, 1995                                 14

               Six months ended June 30, 1996                               15

           Notes to Pro Forma Combined Financial Statements                 16

         The unaudited pro forma combined statements of operations for the year ended December 31, 1995, and for the six months ended June 30, 1996, give effect to the Company's acquisition of 100% of the capital stock of Bytel Limited (Bytel) as if it occurred on January 1, 1995, using the purchase method of accounting. The unaudited pro forma combined financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company, or of the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the date or for the periods presented.

     The unaudited pro forma combined financial statements and related notes should be read in conjunction with the historical financial statements and related notes of the Company and Bytel.

(c)  Exhibits

     The exhibits filed as part of the Form 8-K (A) are:

             23.01 Consent of Independent Public Accountants

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:    September 9, 1996

                                         CSG SYSTEMS INTERNATIONAL, INC.

                                         By: /s/ RANDY WIESE
                                             ------------------------------
                                                 Randy Wiese
                                                 Controller
                                             (Principal Accounting Officer)

AUDITORS' REPORT

To the members of Bytel Limited.

We have audited the financial statements on pages 6 to 13 which have been prepared on the basis of the accounting policies set out on page 9.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

As described below, the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

BASIS OF OPINION

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board which are substantially consistent with U.S. generally accepted auditing standards. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements.
It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

OPINION

In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 30 April 1996 and of its loss for the year then ended and have been properly prepared in accordance with the Companies Act 1985.


ARTHUR ANDERSEN                                          DATE:  6 September 1996
CHARTERED ACCOUNTANTS AND REGISTERED AUDITORS
1 Surrey Street
London    WC2R 2PS

STATEMENT OF DIRECTORS' RESPONSIBILITIES

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to:

 .  select suitable accounting policies and then apply them consistently;
 .  make judgements and estimates that are reasonable and prudent;
 . state whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements; and
 . prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

BYTEL LIMITED
- -------------

PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED 30 APRIL 1996

_____________________________________________________________________________________________

                                                               CONTINUING        CONTINUING
                                                               OPERATIONS        OPERATIONS
                                                 NOTES               1996              1995
                                                             (POUNDS)'000      (POUNDS)'000
Turnover                                           2                5,304             5,407

Cost of sales                                                      (5,547)           (5,400)

                                                                   ------            ------
GROSS (LOSS)/PROFIT                                                  (243)                7

Distribution costs                                                   (271)             (106)
Administrative expenses                                              (652)             (667)

                                                                   ------            ------
OPERATING LOSS                                     3               (1,166)             (766)

Interest received and similar income               4                    9                 9

                                                                   ------            ------
LOSS ON ORDINARY ACTIVITIES BEFORE TAXATION                        (1,157)             (757)

Taxation credit                                    5                    -               125

                                                                   ------            ------
LOSS FOR THE YEAR TRANSFERRED FROM RESERVES       12               (1,157)             (632)
                                                                   ======            ======

Bytel Limited has no recognised gains and losses other than the result for the year.

The historical cost profit is not materially different from that reported above.

BYTEL LIMITED
- -------------

BALANCE SHEET
AS AT 30 APRIL 1996

____________________________________________________________________________________________________________
                                            NOTES                1996                         1995
                                                      (POUNDS)'000 (POUNDS)'000    (POUNDS)'000 (POUNDS)'000
FIXED ASSETS

Intangible assets                             7                           1,087                        1,157
Tangible assets                               6                             115                           92

                                                                    ------------                 -----------
                                                                          1,202                        1,249

CURRENT ASSETS

Debtors                                       8               1,270                        1,985
Cash                                                             48                           53
                                                       ------------                 ------------
                                                              1,318                        2,038

CREDITORS: amounts falling due
within one year                               9              (2,817)                      (2,427)

                                                       ------------                 ------------
Net current (liabilities)/assets                                         (1,499)                        (389)

                                                                    -----------                 ------------
TOTAL ASSETS LESS CURRENT LIABILITIES                                      (297)                         860

CREDITORS: amounts falling due
after more than one year                     10                          (1,480)                      (1,480)

                                                                    -----------                 ------------
NET (LIABILITIES)/ASSETS                                                 (1,777)                        (620)
                                                                    ===========                 ============

CAPITAL AND RESERVES

Called up share capital                      11                             100                          100
Profit and loss account                      12                          (1,877)                        (720)

                                                                    -----------                 ------------
SHAREHOLDERS' FUNDS (EQUITY INTERESTS)       13                          (1,777)                        (620)
                                                                    ===========                 ============

The financial statements on pages 6 to 13 were approved by the Board on 20 June 1996.




C. MUSGRAVE
Director

BYTEL LIMITED
- -------------

CASH FLOW STATEMENT
FOR THE YEAR ENDED 30 APRIL 1996

_____________________________________________________________________________________________
                                             NOTES                1996               1995
                                                          (POUNDS)'000       (POUNDS)'000
NET CASH INFLOW FROM OPERATING ACTIVITIES       14                 577                300

RETURNS ON INVESTMENT AND SERVICING OF
FINANCE

Interest received                                4                   9                  9

TAXATION

UK corporation tax (paid)/received                                 125                 (1)

INVESTING ACTIVITIES

Purchase of tangible fixed assets                                 (116)              (102)
Capitalisation of intangible fixed assets                         (600)              (504)

                                                          ____________       ____________

DECREASE IN CASH AND CASH EQUIVALENTS                               (5)              (298)
                                                          ============       ============

An analysis of the changes in cash and cash equivalents during the year is given in Note 15.

BYTEL LIMITED
- -------------

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 30 APRIL 1996
________________________________________________________________________________

1.   ACCOUNTING POLICIES

     (A) ACCOUNTING CONVENTION

         The financial statements have been prepared under the historical cost convention and in accordance with applicable accounting standards.

     (B) FIXED ASSETS AND DEPRECIATION

         Fixed assets are shown at cost. Depreciation has been provided on the net cost of fixed assets at rates designed to write them off over their estimated useful lives on a straight line basis at the rates shown below:

         Plant and machinery      2 to 5 years
         Motor vehicles           4 years

     (C) RESEARCH AND DEVELOPMENT EXPENDITURE

         Research and development expenditure is capitalised up to the point of first sale after which it is amortised over three years.

     (D) DEFERRED TAXATION

         Deferred taxation is provided on the liability method on all timing differences which are expected to reverse in the future, calculated at the rate at which it is estimated that tax will be payable.

2.   TURNOVER

     Turnover represents amounts, excluding value added tax, invoiced or delivered to third parties in the ordinary course of business and arises solely in the United Kingdom.

3.   OPERATING (LOSS)/PROFIT

                                                              1996              1995
     is stated after charging:                        (POUNDS)'000      (POUNDS)'000
     Depreciation: owned assets                                 88                36
     Auditors' remuneration - audit work                         6                 2
     Directors' remuneration                                    83                30
     Amortisation of capitalised research and
        development expenditure                                670               453
     Loss/(Profit) on sale of fixed assets                       5                 8
                                                       ===========       ===========

4.   INTEREST RECEIVABLE                                      1996              1995
                                                      (POUNDS)'000      (POUNDS)'000

     Other interest                                              9                 9
                                                       ===========       ===========

BYTEL LIMITED
- -------------

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 30 APRIL 1996 (CONTINUED)
________________________________________________________________________________

5.   TAXATION                                                  1996              1995
                                                       (POUNDS)'000      (POUNDS)'000
     The taxation credit/(charge) comprises:
     Consortium relief - prior year                               -               125
                                                       ------------      ------------
                                                                  -               125
                                                       ============      ============

6.   TANGIBLE FIXED ASSETS                                                      PLANT
                                                                            EQUIPMENT
                                                                            AND MOTOR
                                                                             VEHICLES
                                                                         (Pounds)'000

     COST
     At 1 May 1995                                                                147
     Additions                                                                    116
     Disposals                                                                    (7)
                                                                         ------------

     AT 30 APRIL 1996                                                             256
                                                                         ============
     DEPRECIATION

     At 1 May 1995                                                                 55
     Charge for period                                                             88
     Disposals                                                                    (2)
                                                                         ------------

     AT 30 APRIL 1996                                                             141
                                                                         ============
     NET BOOK VALUE
     AT 30 APRIL 1996                                                             115
                                                                         ============

     At 30 April 1995                                                              92
                                                                         ============

7.   INTANGIBLE FIXED ASSETS -
     RESEARCH AND DEVELOPMENT EXPENDITURE                                (Pounds)'000

     Balance at 1 May 1995                                                      1,157
     Expenditure during the period capitalised                                    600
     Amortisation                                                               (670)
                                                                         ------------

     BALANCE AT 30 APRIL 1996                                                   1,087
                                                                         ============

BYTEL LIMITED
- -------------

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 30 APRIL 1996 (CONTINUED)
________________________________________________________________________________

8.   DEBTORS                                                              1996               1995
                                                                  (POUNDS)'000       (POUNDS)'000
     Trade debtors                                                       1,270              1,860
     Consortium relief receivable                                            -                125
                                                                  ------------       ------------

                                                                         1,270              1,985
                                                                  ============       ============

9.   CREDITORS: Amounts falling during within one year                    1996               1995
                                                                  (POUNDS)'000       (POUNDS)'000

     Trade creditors                                                        68                216
     Amounts owed to joint venture investors                             2,413              1,359
     Other taxes and social security costs                                  40                 49
     Accruals and deferred income                                          296                803
                                                                  ------------       ------------

                                                                         2,817              2,427
                                                                  ============       ============

10.  CREDITORS: Amounts falling due after                                 1996               1995
     more than one year                                           (POUNDS)'000       (POUNDS)'000

     Amounts owed to joint venture investors                             1,480              1,480
                                                                  ============       ============

     This represents a loan, which is interest free until July 1996, made from the shareholders repayable on 31 July 2002.

11.  SHARE CAPITAL


                                                        AUTHORISED                  ALLOTTED, CALLED UP
                                                                                         AND FULLY PAID
                                                   1996              1995              1996            1995
                                                 NUMBER            NUMBER          (POUNDS)        (POUNDS)
     `A' Ordinary shares of (Pounds)1 each       500,000          500,000           50,000          50,000
     `B' Ordinary shares of (Pounds)1 each       500,000          500,000           50,000          50,000
                                               ---------        ---------          -------         -------

                                               1,000,000        1,000,000          100,000         100,000
                                               =========        =========          =======         =======

     Each class of shares has equal rights with regard to equity participation, voting rights, share of profit and appointment of directors.

BYTEL LIMITED
- -------------

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 30 APRIL 1996 (CONTINUED)
________________________________________________________________________________

12.  RESERVES                                                                   PROFIT AND
                                                                              LOSS ACCOUNT
                                                                              (POUNDS)'000
     At 1 May 1995                                                                   (720)
     Loss for year                                                                 (1,157)
                                                                              ------------

     AT 30 APRIL 1996                                                              (1,877)
                                                                              ============

13.  RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS
                                                               1996                   1995
                                                       (POUNDS)'000           (POUNDS)'000

     Loss for the financial year                            (1,157)                  (632)
     Other recognised gains and losses
     relating to the year                                        -                      -
                                                       ------------           ------------
     Net reduction in shareholders' funds                   (1,157)                  (632)
     Opening shareholders' funds                              (620)                    12
                                                       ------------           ------------
     CLOSING SHAREHOLDERS' FUNDS                            (1,777)                  (620)
                                                       ============           ============
14.  RECONCILIATION OF OPERATING PROFIT TO NET CASH
     INFLOW FROM OPERATING COMPANIES
                                                                1996                  1995
                                                        (POUNDS)'000          (POUNDS)'000

     Operating loss                                          (1,166)                  (766)
     Depreciation                                                 88                    36
     Decrease in debtors                                         590                   380
     Increase in creditors                                       390                   197
     Amortisation of intangible fixed assets                     670                   453
     Loss on sale of fixed assets                                  5                     -
                                                        ------------          ------------
     Net cash inflow from operating activities                   577                   300
                                                        ============          ============


15.  ANALYSIS OF CHANGES IN CASH AND CASH EQUIVALENTS
     DURING THE YEAR
                                                                              (Pounds)'000

     Balance at 1 May 1995                                                              53
     Net cash outflow                                                                   (5)
                                                                              ------------
     BALANCE AT 30 APRIL 1996                                                           48
                                                                              ============

BYTEL LIMITED
- -------------

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 30 APRIL 1996 (CONTINUED)

__________________________________________________________________________________________
16.  DIRECTORS                                                 1996               1995
                                                       (POUNDS)'000       (POUNDS)'000

     (A) EMOLUMENTS

         The emoluments of directors of the company
         (including pension contributions and
         benefits-in-kind) were:-                                83                 30
                                                       ============       ============

     (B) BANDING

         Fees and other emoluments disclosed above
         (excluding pension contributions) include amounts paid to:

         The highest paid director                               77                 28
                                                       ============       ============

         Directors' emoluments (excluding pension
         contribution) were in the following ranges:
                                                             NUMBER             NUMBER

         (Pounds)0 - (Pounds)5,000                                5                  6
         (Pounds)25,001 - (Pounds)30,000                          -                  1
         (Pounds)75,001 - (Pounds)80,000                          1                  -

17.  EMPLOYEES

                                                               1996               1995
                                                             NUMBER             NUMBER
     (A)  EMPLOYEES:
          The average weekly number of persons
          (including directors) employed by the
          company during the year was:
          Production                                             31                 22
          Administration and selling                              5                  2
                                                       ------------       ------------
                                                                 36                 24
                                                       ============       ============

     (B)  EMPLOYMENT COSTS:                            (POUNDS)'000       (POUNDS)'000

          Wages and salaries                                    926                649
          Social security costs                                  94                 65
          Other pension costs                                     -                  -
                                                       ------------       ------------
                                                              1,020                714
                                                       ============       ============

                        CSG SYSTEMS INTERNATIONAL, INC.
            PRO FORMA COMBINED STATEMENT OF OPERATIONS - UNAUDITED
                         YEAR ENDED DECEMBER 31, 1995
    (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS, AND IN U.S. DOLLARS)

                                                                  CSG           BYTEL          PRO FORMA        PRO FORMA
                                                               HISTORICAL     HISTORICAL      ADJUSTMENTS       COMBINED
                                                              ------------    ----------     ------------      -----------
Total revenues.............................................   $    96,404      $   8,871     $          -      $   105,275
Expenses:
  Cost of revenues:
   Cost of revenues........................................        46,670          7,091             (920)(a)       52,841
   Amortization of acquired software.......................        11,000              -                -           11,000
   Amortization of client contracts and related
     intangibles..........................................          4,092              -                -            4,092
                                                              -----------     ----------     ------------      -----------
     Total cost of revenues................................        61,762          7,091             (920)          67,933
                                                              -----------     ----------     ------------      -----------

  Operating expenses:
   Research and development................................        14,278          1,540            1,271 (b)       17,089
   Selling and marketing...................................         3,770            188                -            3,958
   General and administrative:
     General and administrative............................        11,406          1,035                -           12,441
     Amortization of noncompete agreement and goodwill.....         5,680              -              617 (c)        6,297
     Stock-based employee compensation.....................           841              -                -              841
   Depreciation............................................         5,687            125                -            5,812
                                                              -----------     ----------     ------------      -----------
     Total operating expenses..............................        41,662          2,888            1,888           46,438
                                                              -----------     ----------     ------------      -----------
Total expenses.............................................       103,424          9,979              968          114,371
                                                              -----------     ----------     ------------      -----------
     Operating loss........................................        (7,020)        (1,108)            (968)          (9,096)
                                                              -----------     ----------     ------------      -----------

  Other income (expense):
   Interest expense........................................        (9,070)             -                -           (9,070)
   Interest income.........................................           663              -             (157)(d)          506
                                                              -----------     ----------     ------------      -----------
     Total other...........................................        (8,407)             -             (157)          (8,564)
                                                              -----------     ----------     ------------      ------------

Loss from continuing operations before income taxes........       (15,427)        (1,108)          (1,125)         (17,660)
                                                              -----------     ----------     ------------      -----------
  Income tax (provision) benefit...........................             -              -                -                -
                                                              -----------     ----------     ------------      -----------

Loss from continuing operations............................   $   (15,427)    $   (1,108)    $     (1,125)     $   (17,660)
                                                              ===========     ==========     ============      ===========

Loss from continuing operations per common and
  equivalent share ........................................   $     (0.69)                                     $     (0.79)
                                                              ===========                                     ============

Shares used in per share computation.......................    22,494,748                                       22,494,748
                                                              ===========                                    =============


             See notes to pro forma combined financial statements

                        CSG SYSTEMS INTERNATIONAL, INC.
            PRO FORMA COMBINED STATEMENT OF OPERATIONS - UNAUDITED
                        SIX MONTHS ENDED JUNE 30, 1996
   (IN THOUSANDS, EXCEPT SHARE AND  PER SHARE AMOUNTS, AND IN U.S. DOLLARS)



                                                        CSG           BYTEL         PRO FORMA      PRO FORMA
                                                     HISTORICAL     HISTORICAL     ADJUSTMENTS     COMBINED
                                                     ----------     ----------     -----------     ---------
Total revenues.....................................  $   30,431     $    4,239     $       --      $  34,670
Expenses:
  Cost of revenues:
   Cost of services................................      14,369          3,267            (531)(a)    17,105
   Amortization of acquired software...............       2,751            --              --          2,751
   Amortization of client contracts and related
    intangibles....................................       1,023            --              --          1,023
                                                     ----------     ----------     -----------     ---------
     Total cost of revenues........................      18,143          3,267            (531)       20,879
                                                     ----------     ----------     -----------     ---------

  Operating expenses:
   Research and development........................       4,792          1,275             459 (b)     6,526
   Selling and marketing...........................       1,570            138             --          1,708
   General and administrative:
     General and administrative....................       3,146            555             --          3,701
     Amortization of noncompete agreements
      and goodwill.................................       1,519            --              299 (c)     1,818
     Stock-based employee compensation.............          97            --              --             97
   Depreciation....................................       1,246             73             --          1,319
                                                     ----------     ----------     -----------     ---------
     Total operating expenses......................      12,370          2,041             758        15,169
                                                     ----------     ----------     -----------     ---------

Total expenses.....................................      30,513          5,308             227        36,048
                                                     ----------     ----------     -----------     ---------
     Operating loss................................         (82)        (1,069)           (227)       (1,378)
                                                     ----------     ----------     -----------     ---------
  Other income (expense):
   Interest expense................................        (870)           --              --           (870)
   Interest income.................................         256            --              (78)(d)       178
                                                     ----------     ----------     -----------     ---------
     Total other...................................        (614)           --              (78)         (692)
                                                     ----------     ----------     -----------     ---------

Loss from continuing operations before
 income taxes......................................        (696)        (1,069)           (305)       (2,070)
                                                     ----------     ----------     -----------     ---------
  Income tax (provision) benefit...................         --             --              --            --
                                                     ----------     ----------     -----------     ---------

Loss from continuing operations....................  $     (696)    $   (1,069)    $      (305)    $  (2,070)
                                                     ==========     ==========     ===========     =========

Shares used in per share computation...............  $    (0.03)                                   $   (0.08)
                                                     ==========                                   ==========
Shares used in per share computation...............  25,532,945                                   25,532,945
                                                     ==========                                   ==========

             See notes to pro forma combined financial statements

                        CSG Systems International, Inc.
               Notes to Pro Forma Combined Financial Statements


Note 1: Bytel operates on a fiscal year ended April 30. Bytel's historical financial statements included in the unaudited pro forma combined statements of operations for the year ended December 31, 1995 and for the six months ended June 30, 1996 include the actual results of operations, without adjustment, for the periods January 1, 1995 through December 31, 1995 and January 1, 1996 through June 30, 1996, respectively.

Note 2: The Bytel historical financial statements included in the unaudited pro forma combined statements of operations have been reclassified to conform with the Company's presentation.

Note 3: The Bytel historical financial statements included in the unaudited pro forma combined statements of operations have been converted from Bytel's functional currency of Great Britain pounds to the Company's reporting currency of U.S. dollars using the conversion rate for each of the individual months included in both periods presented. The weighted average of the conversion rates used was approximately 1 Great Britain pound to 1.55 U.S. dollars for both periods presented.

Note 4: The unaudited pro forma combined statements of operations reflect the following adjustments:

        (a) Adjustment to eliminate amortization of capitalized software development costs.
        (b) Adjustment to reflect capitalized software development costs as research and development expense when incurred, consistent with the Company's accounting policy.
        (c)   Adjustment to reflect amortization of goodwill.
        (d) Adjustment to eliminate interest earned on cash used to pay purchase price.



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